UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2013

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Delaware	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8200
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Effective as of October 31, 2013, the Press-Enterprise Company (the “Seller”), AHC California Properties LLC and A. H. Belo Management Services Inc., each of which is a wholly-owned subsidiary of A. H. Belo Corporation, entered into Amendment No. 1 (the “Amendment”) to the Asset Purchase Agreement dated October 9, 2013, (the “Purchase Agreement”) for the sale of substantially all of the assets of the Press-Enterprise Company and certain other assets (the “Sale”), comprising the newspaper operations of The Press-Enterprise and related real property located in Riverside, California, to Freedom Communications Holdings, Inc. (the “Buyer”) for $27.25 million in cash (the “Purchase Price”). The Purchase Agreement and the related guaranty were previously filed with the Securities and Exchange Commission on Current Report on Form 8-K filed October 11, 2013.
The Amendment extends the date after which the Seller may terminate the Purchase Agreement to November 15, 2013. In exchange for this extension, the Buyer has paid the Seller $1 million in cash, which amount is nonrefundable but will be credited against the Purchase Price if closing occurs on or prior to November 15, 2013. In addition, the Buyer made certain additional representations, waived all of its closing conditions and termination rights and agreed that the Seller may immediately pursue alternative transactions for The Press-Enterprise to be consummated only in the event that the Purchase Agreement is terminated. The foregoing summary of the Amendment to the Purchase Agreement is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition.
On November 4, 2013, A. H. Belo Corporation announced its consolidated financial results for the three and nine months ended September 30, 2013. A copy of the announcement press release is furnished with this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1 Amendment No. 1 to Asset Purchase Agreement dated October 31, 2013, between Press-Enterprise Company, AHC California Properties LLC, A. H. Belo Management Services, Inc. and Freedom Communications Holdings, Inc.
99.1 Press Release issued by A. H. Belo Corporation on November 4, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

A. H. BELO CORPORATION

By:	/s/	Alison K. Engel
Alison K. Engel
Senior Vice President/Chief Financial Officer

Date:	November 4, 2013

EXHIBIT INDEX
Exhibit No. 10.1 Amendment No. 1 to Asset Purchase Agreement dated October 31, 2013, between Press-Enterprise Company, AHC California Properties LLC, A. H. Belo Management Services, Inc. and Freedom Communications Holdings, Inc.
Exhibit No. 99.1 Press Release issued by A. H. Belo Corporation on November 4, 2013.